NATIONWIDE VARIABLE INSURANCE TRUST
Oppenheimer NVIT Large Cap Growth Fund

Supplement dated September 9, 2011
to the Summary Prospectus dated May 1, 2011

Capitalized terms and certain other terms used in the supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the Summary Prospectus.

At a meeting of the Board of Trustees (the “Board”) of Nationwide Variable Insurance Trust (the “Trust”) held on September 9, 2011, the Board approved the termination of OppenheimerFunds Inc. as the subadviser to the Oppenheimer NVIT Large Cap Growth Fund (the “Fund”), and approved the appointment of The Boston Company Asset Management, LLC as its new subadviser.  This change is anticipated to take effect within the next thirty days (the “Effective Date”).

1.	Effective immediately, the name of the Oppenheimer NVIT Large Cap Growth Fund shall be changed to the “NVIT Large Cap Growth Fund.”

2.	The information that appears under the “Principal Investment Strategies” heading is deleted and replaced with the following:

Under normal conditions, the Fund invests at least 80% of its net assets in equity securities issued by large-cap companies. Such companies may be located outside the United States. The Fund employs a “growth” style of investing. In other words, the Fund seeks companies whose earnings are expected to grow consistently faster than those of other companies.

The Fund’s subadviser invests in stocks selected by a team of core research analysts, with each analyst responsible for investments in his or her area of expertise.  As the Fund’s portfolio managers, these analysts utilize a fundamental, bottom-up (i.e., based on factors that are specific to individual companies) research process to identify investments for the Fund.  The Fund invests in those companies in which the analysts have the highest degree of conviction or have identified a strong near-term catalyst for earnings growth or share price appreciation.  The analysts, under the direction of a lead portfolio manager, determine the Fund’s allocations among market sectors.  The Fund’s portfolio is structured so that its sector weightings generally are similar to those of the Fund’s benchmark index.  The Fund’s subadviser may sell securities when they reach their price targets, if it believes a company’s fundamentals are deteriorating, or if it identifies a stock that it believes offers a better investment opportunity.

3.	The information following “Portfolio Management – Subadviser” is deleted and replaced with the following:

The Boston Company Asset Management, LLC (“TBC”)

4.	The information following “Portfolio Management – Portfolio Manager” is deleted and replaced with the following:

Portfolio Managers	Title	Length of Service
Elizabeth Slover	Portfolio Manager, TBC	Since July 2005
David Sealy	Portfolio Manager, TBC	Since July 2005
Barry Mills	Portfolio Manager, TBC	Since July 2005

5.
Shareholders of the Fund will receive an Information Statement in the near future, as required under the Trust’s Manager of Managers Exemptive Order, with more detailed information about The Boston Company.

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